Stock Incentive Plan	12 Months Ended
Sep. 30, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock Incentive Plan
STOCK INCENTIVE PLAN

On June 10, 2016, the Company's Board of Directors adopted the Atkore International Group Inc. 2016 Omnibus Incentive Plan ("Omnibus Incentive Plan") and terminated the Atkore International Group Inc. Stock Incentive Plan (the "Stock Incentive Plan") to future grants. The Stock Incentive Plan had been designed for stock purchases and grants of other equity awards, including non-qualified stock options, restricted stock and restricted stock units ("RSUs"), to officers and key employees. Awards previously granted under the Stock Incentive Plan were unaffected by the termination.

The Omnibus Incentive Plan provides for stock purchases and grants of other equity awards, including non-qualified stock options, stock purchase rights, restricted stock, restricted stock units, performance shares, performance units, stock appreciation rights ("SARs"), dividend equivalents and other stock-based awards to directors, offices, other employees and consultants. A maximum of 3.8 million shares of common stock is reserved for issuance under the Omnibus Incentive Plan. Stock options granted under the Omnibus Incentive Plan vest ratably over three years. Stock options granted under the Stock Incentive Plan vested ratably over five years. All options and rights have a ten year life.

During the fiscal year ended September 26, 2014, the Company’s Board of Directors modified the Stock Incentive Plan. The modification provided the Company discretion to net settle stock option awards in cash and triggered a change from equity accounting to liability accounting for all remaining outstanding options. The Company utilized equity valuations based on comparable publicly-traded companies, discounted free cash flows, an analysis of the Company's enterprise value and any other factors deemed relevant in estimating the fair value of the common stock. The fair values of outstanding options were remeasured each reporting period using the Black-Scholes model.

On June 9, 2016, the Company’s Registration Statement on Form S-1 relating to an IPO of our common stock was declared effective by the SEC and on June 15, 2016, we completed the IPO at a price to the public of $16.00 per share. On July 27, 2016, the Company's Board of Directors modified the Omnibus Incentive Plan and terminated the net settlement feature, requiring the stock option holders to exercise in an open market. The modification triggered a change from liability accounting to equity accounting for all remaining outstanding stock options and the Company reclassified $43,870 from non-current liabilities to additional-paid-in-capital. There were 63 employees affected by this modification. The Company marked the options to their fair value as of July 27, 2016 using the Black-scholes option pricing model resulting in $2.4 million of additional expense for vested options. In accordance with ASC Topic 718 "Compensation - Stock Compensation", stock compensation expense is recorded on a straight-line basis over the remaining vesting period based on the grant-date fair value of the option, determined using the Black-Scholes option pricing valuation model.
The assumptions used in the Black-Scholes option pricing model to value the options granted and modified were as follows:

Fiscal Year Ended
	September 30, 2016	September 25, 2015	September 26, 2014
Expected dividend yield	—%	—%	—%
Expected volatility	40%	35%	55%
Range of risk-free interest rates	0.74% - 1.27%	0.85% - 1.74%	1.23% - 2.09%
Range of expected option lives	2.09 - 6.37 years	2.51 - 6.35 years	3.42 - 6.34 years

Dividends are not paid on common stock. Expected volatility is based on historical volatilities of comparable companies. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of the grant for periods corresponding with the expected life of the options. The expected life of options represents the weighted-average period of time that options granted are expected to be outstanding, giving consideration to vesting schedules and expected exercise patterns.
Stock option activity for the period September 27, 2013 to September 30, 2016 was as follows:

(share amounts in thousands)	Shares	Weighted-Average Exercise Price	Aggregate Intrinsic Value	Weighted-Average Remaining Contractual Term (in years)
Outstanding as of September 27, 2013	6,462	$7.30		7.9
Granted	1,828	8.57		9.6
Exercised	(77)	7.30	$(140)	—
Forfeited	(540)	7.30		—
Outstanding as of September 26, 2014	7,673	7.59		8.3
Granted	290	9.04		9.5
Exercised	(500)	7.30	$(914)	—
Forfeited	(717)	7.30		—
Outstanding as of September 25, 2015	6,746	7.70		7.4
Granted	72	15.79		9.7
Exercised	(18)	7.95	$(43)	—
Forfeited	(136)	8.84		—
Outstanding as of September 30, 2016	6,664	7.77	$73,095	6.3
Vested as of September 30, 2016	4,260	7.53	$47,777	5.8
Shares expected to vest as of September 30, 2016	2,404

There were 6.7 million and 6.7 million options issued and outstanding under the Omnibus Incentive Plan and the Stock Incentive Plan as of September 30, 2016 and September 25, 2015, respectively. Compensation expense related to stock-based compensation plans was $21,127, $13,523 and $8,398 for the fiscal years ended September 30, 2016, September 25, 2015 and September 26, 2014, respectively. Compensation expense is included in selling, general and administrative expenses.
The number of options exercised during the fiscal year ended September 30, 2016, September 25, 2015 and September 26, 2014 were 18, 500 and 77, respectively. The amount of cash the Company paid to settle the options exercised during the fiscal year ended September 30, 2016, September 25, 2015 and September 26, 2014 was $43, $914 and $140, respectively.
As of September 30, 2016, there was $17,161 of total unrecognized compensation expense related to non-vested options granted. The compensation expense is expected to be recognized over a weighted-average period of approximately 2.1 years.
In April 2015, the Company issued 11 RSUs to certain non-employee members of its Board of Directors. The RSUs had a grant-date fair value of $9.12 upon issuance and were fully vested on the grant date. In December 2015, the Company issued 23 RSUs to the new non-employee member of its Board of Directors. The RSUs had a grant-date fair value of $13.14 upon issuance and were fully vested on the grant date.